UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 10, 2012

MACY’S, INC.

7 West Seventh Street, Cincinnati, Ohio 45202

(513) 579-7000

-and-

151 West 34th Street, New York, New York 10001 (212) 494-1602

Delaware	1-13536	13-3324058
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 10, 2012, Macy’s, Inc. (“Macy’s”) and its wholly owned subsidiary, Macy’s Retail Holdings, Inc. (“Macy’s Holdings”), entered into an underwriting agreement with Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the underwriters named therein, in connection with the offer and sale of $550 million aggregate principal amount of Macy’s Holdings’ 3.875% Senior Notes due 2022 and $250 million aggregate principal amount of Macy’s Holdings’ 5.125% Senior Notes due 2042, each of which will be fully and unconditionally guaranteed by Macy’s. The underwriting agreement includes the terms and conditions of the offer and sale of the senior notes, indemnification and contribution obligations and other terms and conditions customary in agreements of this type. The foregoing disclosure is qualified in its entirety by reference to the underwriting agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The senior notes will be issued under an indenture, as supplemented by the First Supplemental Trust Indenture and the Second Supplemental Trust Indenture, each as contemplated to be entered into among Macy’s Holdings, as issuer, Macy’s, as guarantor, and The Bank of New York Mellon Trust Company, N.A., as trustee.

Certain of the underwriters and their respective affiliates (i) have provided, and may in the future provide, investment banking and/or commercial banking services to Macy’s, Macy’s Holdings and their subsidiaries from time to time and have received, and will in the future receive, customary fees in connection with providing these services, and (ii) hold and/or hedge positions in Macy’s equity securities and Macy’s Holdings’ debt securities. In particular, affiliates of Credit Suisse Securities (USA) LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC and certain other underwriters are parties to and lenders under our existing revolving credit facility and affiliates of Credit Suisse Securities (USA) LLC are parties to our existing letter of credit facility. Our existing revolving credit facility and our existing letter of credit facility were negotiated on an arms’ length basis and contain customary terms pursuant to which the lenders receive customary fees.

Macy’s Holdings will use the net proceeds from this offering for general corporate purposes, which may include the retirement of indebtedness maturing in 2012.

In connection with the offering of the senior notes, Macy’s is filing certain other exhibits to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

1.1	Underwriting Agreement, dated January 10, 2012, among Macy’s Retail Holdings, Inc., Macy’s, Inc. and the underwriters named therein

5.1	Opinion of Jones Day

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY’S, INC.

Dated: January 11, 2012	By:	/s/ Karen M. Hoguet
		Name:	Karen M. Hoguet
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

Index Number	Description

1.1	Underwriting Agreement, dated January 10, 2012, among Macy’s Retail Holdings, Inc., Macy’s, Inc. and the underwriters named therein

5.1	Opinion of Jones Day

12.1	Statement Regarding Computation of Ratio of Earnings to Fixed Charges

23.1	Consent of Jones Day (included in Exhibit 5.1 hereof)